    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1999
                                                        REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                           HMT TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                ----------------

           DELAWARE                                    94-3084354
   (State of Incorporation)              (I.R.S. Employer Identification Number)

                                ----------------

                                1055 PAGE AVENUE
                            FREMONT, CALIFORNIA 94538
                                 (510) 490-3100
             (Address and telephone of principal executive offices)

                                ----------------

                        THE EMPLOYEE STOCK PURCHASE PLAN

                              (FULL TITLE OF PLAN)

                                 PETER S. NORRIS
         VICE PRESIDENT, FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER
                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                            FREMONT, CALIFORNIA 94538
                                 (510) 490-3100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                              James C. Kitch, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                  3000 El Camino Real, Palo Alto, CA 94306-2155
                                 (650) 843-5000

                                   -----------

                         CALCULATION OF REGISTRATION FEE

================================================================================================
                                           PROPOSED MAXIMUM    PROPOSED MAXIMUM    AMOUNT OF
 TITLE OF SECURITIES     AMOUNT TO BE     OFFERING PRICE PER      AGGREGATE       REGISTRATION
   TO BE REGISTERED       REGISTERED          SHARE (1)       OFFERING PRICE (1)      FEE
------------------------------------------------------------------------------------------------
Stock Options and
Common Stock ($0.001
par value)                 1,500,000           $3.07813         $4,617,187.50      $1,283.58
================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended. The price per share and aggregate offering price is based upon the average of the high and low prices of the Registrant's Common Stock on November 1, 1999, as reported on the Nasdaq National Market System.

                                EXPLANATORY NOTE


        This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,500,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's Employee Stock Purchase Plan (the "Plan"), as amended.


              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENTS
                    ON FORM S-8, NOS. 333-51767 AND 333-03178


        The contents of the Registration Statement's on Form S-8 previously filed with the Securities and Exchange Commission relating to the Plan (File Nos. 333-51767 and 333-03178) are incorporated by reference herein.


                     INTERESTS OF NAMED EXPERTS AND COUNSEL



        The validity of the shares of Common Stock being registered hereby will be passed upon for the Company by Cooley Godward LLP, Palo Alto, California. James C. Kitch, a partner at Cooley Godward LLP, is Secretary of the Company.


                                    EXHIBITS


EXHIBIT
NUMBER
5.1            Opinion of Cooley Godward LLP.
23.1           Consent of PricewaterhouseCoopers, L.L.P, Independent Accountants.
23.2           Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
24.1           Power of Attorney. Reference is made to the signature pages.



                                       2.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on November 3, 1999.


                                        HMT TECHNOLOGY CORPORATION



                                        By   /s/ Peter S. Norris
                                             -----------------------------------
                                             Peter S. Norris
                                             Vice President, Finance, Chief
                                             Financial Officer and Treasurer



                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald L. Schauer and Peter S. Norris, and each or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       3.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                  TITLE                             DATE
              ---------                                  -----                             ----
/s/ Ronald L. Schauer
____________________________________     President, Chief Executive Officer          November 3, 1999
          Ronald L. Schauer              and Chairman of the Board (Principal
                                         Executive Officer)

/s/ Peter S. Norris
____________________________________     Vice President, Finance, Chief              November 3, 1999
           Peter S. Norris               Financial Officer and Treasurer

/s/ Donald P. Beadle
____________________________________     Director                                    November 3, 1999
           Donald P. Beadle

/s/ Bruce L. Edwards
____________________________________     Director                                    November 3, 1999
           Bruce C. Edwards

/s/ Richard S. Love
____________________________________     Director                                    November 3, 1999
           Richard S. Love


____________________________________     Director
         Harry G. Van Wickle



                                       4.

                                  EXHIBIT INDEX


EXHIBIT                                                                              SEQUENTIAL
NUMBER         DESCRIPTION                                                           PAGE NUMBER
------         -----------                                                           -----------
5.1            Opinion of Cooley Godward LLP.
23.1           Consent of PricewaterhouseCoopers, L.L.P, Independent Accountants.
23.2           Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
24.1           Power of Attorney. Reference is made to the signature pages.



                                       5.